UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 23, 2008

ARCLAND ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-10315	95-4091368
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17101 Preston Road, Suite 210, Dallas, Texas 75248
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code                         214-774-4820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On September 23, 2008, Arcland Energy Corporation issued a press release regarding appointment of a new director and providing a corporate update. A copy of the press release is furnished pursuant to Regulation FD as Exhibit 99.1 to this report.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Arcland Energy Corporation Press Release, dated September 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2008	ARCLAND ENERGY CORPORATION

	By:	/s/ Bryan Bulloch
Bryan Bulloch, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Arcland Energy Corporation Press Release, dated September 23, 2008